                                  ARMADA FUNDS
                                 (the "Trust")

                      Supplement dated May 1, 1999 to the
            Armada Equity Series Prospectus dated September 18, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective May 1, 1999, the Equity Value Team of National City Investment Management Company will make investment decisions for the Armada Small Cap Value Fund. No single person is responsible for making investment decisions on behalf of the Equity Value Team.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AF-B-809-01000 (5/99)